Exhibit 4.2

6297782 LLC

4.911% Senior Notes due 2027

5.026% Senior Notes due 2029

6.176% Senior Notes due 2054

THIRD SUPPLEMENTAL INDENTURE

Dated as of August 28, 2024

Third Supplemental Indenture

Dated as of August 28, 2024

The Bank of New York Mellon,

as U.S. Trustee

and

BNY Trust Company of Canada,

as Canadian Trustee

TABLE OF CONTENTS

(i)

THIRD SUPPLEMENTAL INDENTURE dated as of August 28, 2024 (this “Supplemental Indenture”), to the Indenture dated as of August 1, 2023 (the “Base Indenture”, as amended and supplemented by the Second Supplemental Indenture, dated as of August 14, 2024 (the “Second Supplemental Indenture”) and this Supplemental Indenture, the “Indenture”), by and among 6297782 LLC, a Delaware limited liability company (the “Issuer”), 15142083 Canada Ltd., a corporation incorporated under the laws of Canada, as guarantor (the “Holdco Guarantor”), South Bow Canadian Infrastructure Holdings Ltd. (formerly 15142121 Canada Ltd.), a corporation incorporated under the laws of Canada, as guarantor (the “Guarantor Party”), BNY Trust Company of Canada, a trust company existing under the laws of Canada, as the Canadian trustee (the “Canadian Trustee”), and The Bank of New York Mellon, a New York banking corporation, as the United States trustee, paying agent, registrar and transfer agent (the “U.S. Trustee”) and, solely for purposes of Section 2.02, Section 4.02, Section 7.01 and Section 7.03 herein, TransCanada PipeLines Limited, a corporation incorporated under the laws of Canada (“TCPL”). The Canadian Trustee and the U.S. Trustee are each also individually referred to in this Supplemental Indenture as a “Trustee” and collectively, as the “Trustees”.

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders (as defined herein):

WHEREAS, the Issuer and the Trustees have duly authorized the execution and delivery of the Base Indenture to provide for the issuance from time to time of the Issuer’s debentures, notes or other debt instruments to be issued in one or more Series as in the Base Indenture provided (as defined therein, “Securities”);

WHEREAS, the Issuer desires and has requested the Trustees to join in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Issuer of three Series of Securities designated as its 4.911% Senior Notes due 2027 (the “2027 Notes”), its 5.026% Senior Notes due 2029 (the “2029 Notes”) and its 6.176% Senior Notes due 2054 (the “2054 Notes” and together with the 2027 Notes and the 2029 Notes, the “Initial Notes”), substantially in the forms attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively, on the terms set forth herein, together with any Exchange Notes of each Series (as defined in Appendix A hereto) issued therefor as provided herein (the Initial Notes and the Exchange Notes, are together referred to herein as the “Notes”);

WHEREAS, each of the Holdco Guarantor and the Guarantor Party has duly authorized the execution and delivery of the Base Indenture to provide for the guarantee of the obligations of the Issuer under the Base Indenture and the Securities (the “Guarantee”) and has agreed to join in the execution and delivery of this Supplemental Indenture to confirm the Guarantee in respect of the Notes including its endorsement thereof in the form attached hereto as Exhibit G;

WHEREAS, Section 2.01 of the Base Indenture provides that a supplemental indenture may be entered into by the Issuer and the Trustees for such purpose, without the consent of Holders, provided certain conditions are met;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Issuer, the Trustees, the Holdco Guarantor and the Guarantor Party, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture have been done;

NOW, THEREFORE:

In consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, the Issuer, the Guarantor Party, the Holdco Guarantor and the Trustees mutually covenant and agree, for the equal and ratable benefit of the Holders, that the Base Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE ONE

CERTAIN DEFINITIONS

The following terms have the meanings set forth below in this Supplemental Indenture. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Base Indenture. To the extent terms defined herein differ from the Base Indenture the terms defined herein will govern.

“2027 Notes” has the meaning provided in the Recitals.

“2029 Notes” has the meaning provided in the Recitals.

“2054 Notes” has the meaning provided in the Recitals.

“2027 Par Call Date” has the meaning given to such term in Section 4.01(a) hereof.

“2029 Par Call Date” has the meaning given to such term in Section 4.01(a) hereof.

“2054 Par Call Date” has the meaning given to such term in Section 4.01(a) hereof.

“Business Day” means, with respect to any of the Notes, each day that is not (a) a Saturday, (b) a Sunday, (c) a day on which banking institutions in New York City, New York or Calgary, Alberta, are not required by any applicable law or regulation to be open or (d) a day on which the Corporate Trust Office of a Trustee is closed for business.

“Canadian Trustee” has the meaning provided in the Preamble.

“Escrow Agent” has the meaning given to such term in Section 4.02(a) hereof.

“Escrow Agreement” has the meaning given to such term in Section 4.02(a) hereof.

“Escrowed Property” has the meaning given to such term in Section 4.02(a) hereof.

“Guarantee” has the meaning given to such term in Article Five hereof.

“Holder” means the Person in whose name a Note is registered in the books of the Registrar for the Notes.

“Indenture” has the meaning provided in the Preamble.

“Notes” has the meaning provided in the Recitals.

“Par Call Date” has the meaning given to such term in Section 4.01(a) hereof.

“Redemption Date” means, with respect to any Note of any Series to be redeemed, the date fixed for such redemption by or pursuant to this Supplemental Indenture.

“Redemption Price” means, when used with respect to any Note of any Series to be redeemed, the price at which it is to be redeemed pursuant to this Supplemental Indenture.

“Spinoff Transaction” means the spin-off transaction first announced by TC Energy Corporation on July 27, 2023.

“Supplemental Indenture” has the meaning provided in the Preamble.

“Treasury Rate” means, with respect to any Redemption Date in respect of the Notes of any Series, the yield determined by the Issuer in accordance with the following two paragraphs:

(1) The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (x) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (y) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (z) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

(2) If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” has the meaning provided in the Preamble.

“U.S. Trustee” has the meaning provided in the Preamble.

ARTICLE TWO

THE NOTES

Section 2.01 Scope; General.

The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes, which shall not be limited in aggregate principal amount, and shall not apply to any other Securities that may be issued under the Base Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements.

(a) Pursuant to this Supplemental Indenture, there is hereby created and designated three Series of Securities under the Base Indenture entitled the “4.911% Senior Notes due 2027,” “5.026% Senior Notes due 2029” and “6.176% Senior Notes due 2054.”

(b) Provisions relating to the Initial Notes and the Exchange Notes are set forth in Appendix A, which is hereby incorporated in and expressly made part of this Supplemental Indenture.

(c) The 2027 Notes shall be in the form of Exhibit A hereto (the “2027 Specimen Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2027 Notes shall be as follows:

(i) The 2027 Notes are to be issued initially in an aggregate principal amount of $700,000,000; provided, however, that the aggregate principal amount of the 2027 Notes which may be outstanding may be increased by the Issuer upon the terms and subject to the conditions set forth in the Indenture and the 2027 Notes.

(ii) The 2027 Notes will mature on September 1, 2027.

(iii) The 2027 Notes will bear interest at a rate of 4.911% per annum.

(iv) The date from which interest shall accrue, the payment dates on which interest shall be payable and the regular record date for the interest payable on any payment date will be as set forth in the 2027 Specimen Note.

(v) Principal and interest on the 2027 Notes are payable at the Corporate Trust Office of the U.S. Trustee, except as otherwise provided in the 2027 Specimen Note.

(vi) The 2027 Notes shall be redeemable at the Redemption Prices and on the terms set forth in Article Four of this Supplemental Indenture. Except as otherwise provided in Article Four of this Supplemental Indenture, redemption of the 2027 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(vii) The 2027 Notes will not be subject to any sinking fund.

(viii) The 2027 Notes are to be issued in global form and the “Depositary” with respect to the Notes will initially be The Depository Trust Company (“DTC”).

(ix) Interest on the 2027 Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

(x) The provisions of Section 4.12 of the Base Indenture shall not apply to the 2027 Notes.

(xi) Notwithstanding anything in the Base Indenture to the contrary, (x) the Spinoff Transaction and the transactions undertaken in connection therewith shall not constitute a Change of Control, and (y) the provisions of Section 5.01 of the Base Indenture shall not apply to the Spinoff Transaction and the transactions undertaken in connection therewith.

(xii) The terms of the 2027 Notes shall include such other terms as are set forth in the 2027 Specimen Note and in the Indenture. To the extent the terms of the Indenture and the 2027 Specimen Note are inconsistent, the terms of the 2027 Specimen Note will govern.

(d) The 2029 Notes shall be in the form of Exhibit B hereto (the “2029 Specimen Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2029 Notes shall be as follows:

(i) The 2029 Notes are to be issued initially in an aggregate principal amount of $1,000,000,000; provided, however, that the aggregate principal amount of the 2029 Notes which may be outstanding may be increased by the Issuer upon the terms and subject to the conditions set forth in the Indenture and the 2029 Notes.

(ii) The 2029 Notes will mature on October 1, 2029.

(iii) The 2029 Notes will bear interest at a rate of 5.026% per annum.

(iv) The date from which interest shall accrue, the payment dates on which interest shall be payable and the regular record date for the interest payable on any payment date will be as set forth in the 2029 Specimen Note.

(v) Principal and interest on the 2029 Notes are payable at the Corporate Trust Office of the U.S. Trustee, except as otherwise provided in the 2029 Specimen Note.

(vi) The 2029 Notes shall be redeemable at the Redemption Prices and on the terms set forth in Article Four of this Supplemental Indenture. Except as otherwise provided in Article Four of this Supplemental Indenture, redemption of the 2029 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(vii) The 2029 Notes will not be subject to any sinking fund.

(viii) The 2029 Notes are to be issued in global form and the “Depositary” with respect to the 2029 Notes will initially be DTC.

(ix) Interest on the 2029 Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

(x) The provisions of Section 4.12 of the Base Indenture shall not apply to the 2029 Notes.

(xi) Notwithstanding anything in the Base Indenture to the contrary, (x) the Spinoff Transaction and the transactions undertaken in connection therewith shall not constitute a Change of Control, and (y) the provisions of Section 5.01 of the Base Indenture shall not apply to the Spinoff Transaction and the transactions undertaken in connection therewith.

(xii) The terms of the 2029 Notes shall include such other terms as are set forth in the 2029 Specimen Note and in the Indenture. To the extent the terms of the Indenture and the 2029 Specimen Note are inconsistent, the terms of the 2029 Specimen Note will govern.

(e) The 2054 Notes shall be in the form of Exhibit C hereto (the “2054 Specimen Note”), which is hereby incorporated into this Supplemental Indenture by reference. The terms of the 2054 Notes shall be as follows:

(i) The 2054 Notes are to be issued initially in an aggregate principal amount of $700,000,000; provided, however, that the aggregate principal amount of the 2054 Notes which may be outstanding may be increased by the Issuer upon the terms and subject to the conditions set forth in the Indenture and the 2054 Notes.

(ii) The 2054 Notes will mature on October 1, 2054.

(iii) The 2054 Notes will bear interest at a rate of 6.176% per annum.

(iv) The date from which interest shall accrue, the payment dates on which interest shall be payable and the regular record date for the interest payable on any payment date will be as set forth in the 2054 Specimen Note.

(v) Principal and interest on the 2054 Notes are payable at the Corporate Trust Office of the U.S. Trustee, except as otherwise provided in the 2054 Specimen Note.

(vi) The 2054 Notes shall be redeemable at the Redemption Prices and on the terms set forth in Article Four of this Supplemental Indenture. Except as otherwise provided in Article Four of this Supplemental Indenture, redemption of the 2054 Notes shall be made in accordance with the terms of Article 3 of the Base Indenture.

(vii) The 2054 Notes will not be subject to any sinking fund.

(viii) The Notes are to be issued in global form and the “Depositary” with respect to the Notes will initially be DTC.

(ix) Interest on the 2054 Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months.

(x) The provisions of Section 4.12 of the Base Indenture shall not apply to the 2054 Notes.

(xi) Notwithstanding anything in the Base Indenture to the contrary, (x) the Spinoff Transaction and the transactions undertaken in connection therewith shall not constitute a Change of Control, and (y) the provisions of Section 5.01 of the Base Indenture shall not apply to the Spinoff Transaction and the transactions undertaken in connection therewith.

(xii) The terms of the 2054 Notes shall include such other terms as are set forth in the 2054 Specimen Note and in the Indenture. To the extent the terms of the Indenture and the 2054 Specimen Note are inconsistent, the terms of the 2054 Specimen Note will govern.

Section 2.02 TCPL Funding Obligation. Solely to the extent that the Issuer or a Guarantor pursuant to a Guarantee fails to pay the interest due and payable on the Notes of any Series on the relevant Interest Payment Date, TCPL shall fund an amount sufficient to pay such interest that is due and payable on the Notes of such Series but remains unpaid by the Issuer or a Guarantor. Notwithstanding the foregoing, the obligation of TCPL to fund such interest will terminate upon release of the Escrowed Property to the Issuer in accordance with the terms of the Escrow Agreement.

ARTICLE THREE

COVENANTS OF THE ISSUER APPLICABLE TO THE NOTES

Section 3.01 Credit Rating. The Issuer shall use reasonable efforts to maintain credit ratings from at least two “nationally recognized statistical rating organizations” (within the meaning of Section 3(a)(62) under the Exchange Act) but not a specific rating (it being understood and agreed that “reasonable efforts” shall in any event include the payment by the Issuer of customary rating agency fees and reasonable cooperation with information and data requests by a nationally recognized statistical rating organization, in connection with their ratings process).

ARTICLE FOUR

REDEMPTION

Section 4.01 Redemption at the Option of the Issuer.

(a) The Issuer may redeem the 2027 Notes, the 2029 Notes and the 2054 Notes at its option, in whole or in part, at any time and from time to time, prior to (i) August 1, 2027 in the case of the 2027 Notes (one month prior to the maturity date of the 2027 Notes) (the “2027 Par Call Date”), (ii) September 1, 2029 in the case of the 2029 Notes (one month prior to the maturity date of the 2029 Notes) (the “2029 Par Call Date”) and (iii) April 1, 2054 in the case of the 2054 Notes (six months prior to the maturity date of the 2054 Notes) (the “2054 Par Call Date”; each of the 2027 Par Call Date, 2029 Par Call Date and 2054 Par Call Date, a “Par Call Date”), in each case, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes of such Series being redeemed matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus (I) 20 basis points in the case of 2027 Notes, (II) 25 basis points in the case of 2029 Notes and (III) 35 basis points in the case of 2054 Notes, less (b) interest accrued to the Redemption Date, and (2) 100% of the principal amount of the Notes of such Series to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

(b) On or after the applicable Par Call Date, the Issuer may redeem the Notes of any Series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes of such Series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

Section 4.02 Escrow of Proceeds; Special Mandatory Redemption.

(a) The Issuer and each of the Holders by acceptance of the Notes hereby authorizes and directs the U.S. Trustee to enter into an escrow agreement (the “Escrow Agreement”) with the Issuer and Citibank, N.A., as escrow agent (the “Escrow Agent”) and securities intermediary, pursuant to which the initial purchasers will deposit the net proceeds of the offering of the Notes, after deducting the initial purchasers’ discount (such amount, together with any other property from time to time held by the Escrow Agent in the

Escrow Account (as hereinafter defined), the “Escrowed Property”), into a segregated escrow account pursuant to the Escrow Agreement (the “Escrow Account”). In the Escrow Agreement, the Issuer will grant to the U.S. Trustee, for the sole and exclusive benefit of the U.S. Trustee and the Holders of the Notes, a first-priority security interest in and lien on the Escrow Account and all amounts on deposit therein to secure payment of the Special Mandatory Redemption Price and obligations and indebtedness of the Issuer under the Indenture in respect of the Notes, which shall automatically be released and terminate upon disbursement of the property in the Escrow Account in accordance with the Escrow Agreement.

(b) The Escrow Agreement provides that the Issuer will only be entitled to direct the Escrow Agent to release the funds held in the Escrow Account in accordance with the terms of the Escrow Agreement. Pursuant to the Escrow Agreement, the Escrow Agent will release funds held in the Escrow Account to, or for the account of, the Issuer upon delivery by the Issuer to the Escrow Agent and the U.S. Trustee of an Officer’s Certificate addressed to the Escrow Agent and the Trustee on or prior to 5:00 p.m. (New York City time) on March 31, 2025, certifying that the Completion of the Transaction Condition has been satisfied. The Issuer will also deliver to the U.S. Trustee an Opinion of Counsel stating that the conditions to such release of funds from the Escrow Account are permitted by the Indenture.

(c) If, at the time of a Special Mandatory Redemption Event, the Completion of the Transaction Condition has not been satisfied, then the Issuer will redeem the aggregate principal amount of the Notes of any Series outstanding on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price. If at the time of such Special Mandatory Redemption Event the aggregate value of the Escrowed Property is less than the amount required to pay the Special Mandatory Redemption Price for all of the Notes plus the fees and expenses of the Trustees and the Escrow Agent, the Issuer or the Guarantors pursuant to the Guarantee shall deposit or cause to be deposited in the Escrow Account the amount by which the Special Mandatory Redemption Price exceeds the amount of the Escrowed Property, plus fees and expenses of the Trustees and the Escrow Agent. Solely to the extent that such amount is not funded by the Issuer or the Guarantors, TCPL shall be required to deposit or cause to be deposited into the Escrow Account an amount in cash equal to such shortfall so that the Escrow Account shall be sufficient to pay the Special Mandatory Redemption Price for all of the Notes. Upon the release of the Escrowed Property to the Issuer in accordance with the terms of the Escrow Agreement following the satisfaction of the Completion of the Transaction Condition, TCPL’s obligation to fund any such shortfall amount pursuant to this Section 4.02(c) shall terminate. For the avoidance of doubt, the Issuer shall not be required to effect a special mandatory redemption pursuant to this Section 4.02 (a “Special Mandatory Redemption”) following the satisfaction of the Completion of the Transaction Condition that occurs prior to the Special Mandatory Redemption Event.

(d) The Issuer will cause a notice of Special Mandatory Redemption to be electronically delivered or mailed to the Trustees and electronically delivered or mailed to each holder of record of the Notes to be redeemed no later than the Business Day following the Special Mandatory Redemption Event, which shall provide for the redemption of the Notes on the Special Mandatory Redemption Date.

(e) Upon the deposit of funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date with the Paying Agent on or before such Special Mandatory Redemption Date, the rights of each holder of record of the Notes to receive interest on the Notes and all other rights of such holders under the Notes shall terminate (other than the right to receive the Special Mandatory Redemption Price on the Special Mandatory Redemption Date).

(f) The notice of a Special Mandatory Redemption shall state:

(i) the Special Mandatory Redemption Date;

(ii) the Special Mandatory Redemption Price with respect to each Series of Notes;

(iii) that on the Special Mandatory Redemption Date, the Special Mandatory Redemption Price shall become due and payable; and

(iv) that, upon the deposit of funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date with the Paying Agent on or before such Special Mandatory Redemption Date, the rights of each holder of record of the Notes to receive interest on the Notes and all other rights of such holders under the Notes shall terminate (other than the right to receive the Special Mandatory Redemption Price on the Special Mandatory Redemption Date).

(g) The Trustees shall have no responsibility for any calculation or determination in respect of the Special Mandatory Redemption Event or the Special Mandatory Redemption Price, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officer’s Certificate from the Issuer that states the occurrence of such Special Mandatory Redemption Event and such Special Mandatory Redemption Price.

(h) For purposes of this Section 4.02, the following terms have the meanings set forth below:

(i) “Completion of the Transaction Condition” means the public announcement of the completion of the Spinoff Transaction by TC Energy Corporation.

(ii) “Special Mandatory Redemption Date” means the fifth Business Day following the date of the Special Mandatory Redemption Event.

(iii) “Special Mandatory Redemption Event” means the earlier of (i) 5:00 p.m. New York City time on March 31, 2025 and (ii) the time at which the Issuer notifies the Trustees and the holders of the Notes that TC Energy Corporation will not pursue the consummation of the Spinoff Transaction.

(iv) “Special Mandatory Redemption Price” means 101% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

ARTICLE FIVE

EXECUTION AND DELIVERY OF GUARANTEE

To evidence each of the Holdco Guarantor’s and the Guarantor Party’s irrevocable and unconditional guarantee of all of the obligations of the Issuer under the Notes of each Series, including the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the principal of, premium, if any, and interest on and any Additional Amounts with respect to such Notes according to the terms of such Notes (the “Guarantee”), the Issuer, the Holdco Guarantor and the Guarantor Party hereby agree that a notation of such Guarantee shall be endorsed on each Note authenticated and delivered by the U.S. Trustee, that such notation of such Guarantee shall be in the form attached hereto as Exhibit G, and shall be executed on behalf of the Holdco Guarantor and the Guarantor Party, respectively, by an officer thereof.

ARTICLE SIX

AMENDMENTS

Solely with respect to the Notes and not to any other Series of Securities issued under the Base Indenture, the definition of “Permitted Liens” in the Base Indenture is hereby amended and restated in its entirety to read as follows:

“Permitted Lien” means:

(a) liens upon rights-of-way for pipeline purposes;

(b) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of real property or minor imperfections in title thereto and which do not in the aggregate materially adversely affect the value of the properties encumbered thereby or materially impair their use in the operation of the business of the Issuer and its Subsidiaries, the HoldCo Guarantor and its Subsidiaries or the Parent Guarantor and its Subsidiaries, as applicable;

(c) rights reserved to or vested by any provision of law in any municipality or public authority to control or regulate any of the properties of the Issuer, the HoldCo Guarantor, the Parent Guarantor or any Subsidiary or the use thereof or the rights and interests of the Issuer, the HoldCo Guarantor, the Parent Guarantor or any Subsidiary therein, in any manner under any and all laws;

(d) rights reserved to the grantors of any properties of the Issuer, the HoldCo Guarantor, the Parent Guarantor or any Subsidiary, and the restrictions, conditions, restrictive covenants and limitations, in respect thereto, pursuant to the terms, conditions and provisions of any rights-of-way agreements, contracts or other agreements therewith;

(e) any statutory or governmental lien or lien arising by operation of law, or any mechanics’, repairmen’s, materialmen’s, suppliers’, carriers’, landlords’, warehousemen’s or similar lien incurred in the ordinary course of business which is not more than 60 days past due or which is being contested at the time by the Issuer, the HoldCo Guarantor, the Parent Guarantor or any of their Subsidiaries in good faith by appropriate proceedings and any undetermined lien which is incidental to construction, development, improvement or repair;

(f) any right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property;

(g) liens for taxes and assessments which are (i) for the then-current year, (ii) not at the time delinquent, or (iii) delinquent but the validity or amount of which is being contested at the time by the Issuer, the HoldCo Guarantor, the Parent Guarantor or any of their Subsidiaries in good faith by appropriate proceedings;

(h) liens of, or to secure performance of, leases, other than capital leases;

(i) any lien in favor of the Issuer, the HoldCo Guarantor, the Parent Guarantor or any Subsidiary;

(j) any lien upon any property or assets of the Issuer, the HoldCo Guarantor, the Parent Guarantor or any Subsidiary in existence on the date of the initial issuance of the Notes;

(k) any lien incurred in the ordinary course of business in connection with workmen’s compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations;

(l) liens in favor of any person to secure obligations under provisions of any letters of credit, bank guarantees, bonds or surety obligations required or requested by any governmental authority in connection with any contract or statute, provided that such obligations do not constitute debt; or any lien upon or deposits of any assets to secure performance of bids, trade contracts, leases or statutory obligations, and other obligations of a like nature incurred in the ordinary course of business;

(m) any lien upon any property or assets created at the time of acquisition of such property or assets by the Issuer, the HoldCo Guarantor, the Parent Guarantor or any of their Subsidiaries or within one year after such time to secure all or a portion of the purchase price for such property or assets or debt incurred to finance such purchase price, whether such debt was incurred prior to, at the time of, or within one year after the date of such acquisition;

(n) any lien upon any property or assets to secure all or part of the cost of construction, development, repair or improvements thereon or to secure debt incurred prior to, at the time of, or within one year after completion of such construction, development, repair or improvements or the commencement of full operations thereof (whichever is later), to provide funds for any such purpose;

(o) any lien upon any property or assets existing thereon at the time of the acquisition thereof by the Issuer, the HoldCo Guarantor, the Parent Guarantor or any of their Subsidiaries and any lien upon any property or assets of a person existing thereon at the time such person becomes a Subsidiary of the Issuer, the HoldCo Guarantor or the Parent Guarantor by acquisition, merger or otherwise; provided that, in each case, such lien only encumbers the property or assets so acquired or owned by such person at the time such person becomes a Subsidiary;

(p) liens imposed by law or order as a result of any proceeding before any court or regulatory body that is being contested at the time by the Issuer, the HoldCo Guarantor, the Parent Guarantor or any of their Subsidiaries in good faith by appropriate proceedings, and liens which secure a judgment or other court-ordered award or settlement as to which the Issuer, the HoldCo Guarantor, the Parent Guarantor or the applicable Subsidiary has not exhausted its appellate rights;

(q) any lien which secures Non-Recourse Debt or Purchase Money Obligations;

(r) any extension, renewal, refinancing, refunding or replacement (or successive extensions, renewals, refinancing, refunding or replacements) of liens, in whole or in part, referred to in clauses (a) through (q) above; provided, however, that any such extension, renewal, refinancing, refunding or replacement lien shall be limited to the property or assets covered by the lien extended, renewed, refinanced, refunded or replaced and that the obligations secured by any such extension, renewal, refinancing, refunding or replacement lien shall be in an amount not greater than the amount of the obligations secured by the lien extended, renewed, refinanced, refunded or replaced and any expenses of the Issuer, the HoldCo Guarantor, the Parent Guarantor or their Subsidiaries (including any premium) incurred in connection with such extension, renewal, refinancing, refunding or replacement;

(s) any other liens of a nature similar to the foregoing which do not secure debt of, or guaranteed by, the Issuer, the HoldCo Guarantor, the Parent Guarantor or any Subsidiary and which do not materially impair the use of the property subject thereto or the operation of the business of the Issuer, the HoldCo Guarantor, the Parent Guarantor or such Subsidiary or the value of such property for the purpose of such business; or

(t) any lien resulting from the deposit of moneys or evidence of indebtedness in trust for the purpose of defeasing debt of the Issuer, the HoldCo Guarantor, the Parent Guarantor or any of their Subsidiaries.”

ARTICLE SEVEN

MISCELLANEOUS

Section 7.01 Governing Laws; Waiver of Jury Trial.

THIS SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(b).

EACH OF THE ISSUER, THE TRUSTEES, THE HOLDCO GUARANTOR, TCPL AND THE GUARANTOR PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Notwithstanding the foregoing provisions of this Section 7.01, the exercise, performance or discharge by the Canadian Trustee of any of its rights, powers, duties or responsibilities hereunder shall be construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

Each of the HoldCo Guarantor, TCPL and the Guarantor Party hereby appoints the Issuer, with an office at 700 Louisiana Street, Houston, Texas 77002, as its authorized agent to receive to receive service of process or other legal summons in any legal action or proceeding arising out of or relating to the Supplemental Indenture, the Notes or, if applicable, its Guarantee thereof.

Section 7.02 No Adverse Interpretation of Other Agreements.

This Supplemental Indenture may not be used to interpret another indenture (other than the Base Indenture), loan or debt agreement of the Issuer or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Supplemental Indenture (or the Base Indenture).

Section 7.03 Successors and Assigns.

All agreements of the Issuer, the Holdco Guarantor, TCPL and the Guarantor Party in this Supplemental Indenture and the Notes shall bind their respective successors. All agreements of a Trustee in this Supplemental Indenture shall bind its successor.

Section 7.04 Severability.

In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 7.05 Force Majeure.

In no event shall either Trustee or any Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustees and such Agent shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 7.06 Table of Contents, Headings, Etc.

The Table of Contents and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 7.07 Counterparts.

This Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Supplemental Indenture by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Indenture.

Neither Trustee shall have any duty to confirm that the person sending any notice, instruction or other communication by electronic transmission (including by e-mail, facsimile transmission, web portal or other electronic methods) is, in fact, a person authorized to do so. Electronic signatures believed by the Trustees to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider acceptable to the Trustees) shall be deemed original signatures for all purposes. The Issuer assumes all risks arising out of the use of electronic signatures and electronic methods to send communications to the Trustees, including without limitation the risk of either Trustee acting on an unauthorized communication, and the risk of interception or misuse by third parties.

Section 7.08 Confirmation of Indenture.

The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture, this Supplemental Indenture and all indentures supplemental thereto with respect to the Notes shall be read, taken and construed as one and the same instrument.

Section 7.09 Trustee Disclaimer.

Neither Trustee makes any representation as to the validity or sufficiency of this Supplemental Indenture other than as to the validity of its execution and delivery hereof. The recitals and statements herein are deemed to be those of the Issuer and not the Trustees.

SIGNATURES

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

6297782 LLC

By:	/s/ Lori M. Muratta
Name: Lori M. Muratta
Title: Vice-President

15142083 CANADA LTD.

By:	/s/ Kevin Engel
Name: Kevin Engel
Title: Vice-President, Corporate Finance

SOUTH BOW CANADIAN INFRASTRUCTURE HOLDINGS LTD.

By:	/s/ Kevin Engel
Name: Kevin Engel
Title: Vice-President, Corporate Finance

[Signature Page to Third Supplemental Indenture]

SOLELY FOR PURPOSES OF SECTIONS 2.02, 4.02, 7.01 and 7.03

TRANSCANADA PIPELINES LIMITED

By:	/s/ Nancy A. Johnson
Name: Nancy A. Johnson
Title: Vice-President and Treasurer

By:	/s/ Christine R. Johnston
Name: Christine R. Johnston
Title: Vice-President, Law and Corporate Secretary

[Signature Page to Third Supplemental Indenture]

The Bank of New York Mellon,
as U.S. Trustee

By:	/s/ Stacey B. Poindexter
Name: Stacy B. Poindexter
Title: Vice President

[Signature Page to Third Supplemental Indenture]

BNY Trust Company of Canada,
as Canadian Trustee

By:	/s/ Farhan Mir
Name: Farhan Mir
Title: Vice President

[Signature Page to Third Supplemental Indenture]

Appendix A

PROVISIONS RELATING TO INITIAL NOTES AND EXCHANGE NOTES

1. Definitions

1.1 Definitions

For the purposes of this Appendix A the following terms shall have the meanings indicated below. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture. To the extent terms defined herein differ from the Indenture the terms defined herein will govern.

“Additional Interest” means additional interest owed to the Holders pursuant to a Registration Rights Agreement.

“Additional Notes” means any Notes of any Series issued under the Indenture in addition to the Original Notes, including any Exchange Notes of such Series issued in exchange for such Additional Notes, having the same terms in all respects as the Original Notes of such Series, or in all respects except with respect to interest paid or payable on or prior to the first interest payment date after the issuance of such Additional Notes.

“Agent Member” means a member of, or a participant in, the Depositary.

“Certificated Note” means a Note of any Series in registered individual form without interest coupons.

“Depositary” means the depositary of each Global Note, which initially will be DTC.

“DTC” means The Depository Trust Company, a New York corporation, and its successors.

“Exchange Notes” means the Notes of any Series issued pursuant to the Indenture in exchange for, and in an aggregate principal amount equal to, the Initial Notes or any Initial Additional Notes of such Series, in compliance with the terms of a Registration Rights Agreement and containing terms substantially identical to the Initial Notes or any Initial Additional Notes of such Series (except that (i) such Exchange Notes will be registered under the Securities Act and will not be subject to transfer restrictions or bear the Restricted Legend, and (ii) the provisions relating to Additional Interest will be eliminated).

“Exchange Offer” means an offer that is made by the Issuer pursuant to any Registration Rights Agreement to exchange the Initial Notes for the Exchange Notes.

“Global Note” means a Note of any Series in registered global form without interest coupons.

“Holder” or “Noteholder” means the registered holder of any Note.

“Initial Additional Notes” means Additional Notes issued in an offering not registered under the Securities Act and any Notes issued in replacement thereof, but not including any Exchange Notes issued in exchange therefor.

“Initial Notes” means the Notes of any Series issued on the Issue Date and any Notes of such Series issued in replacement thereof, but not including any Exchange Notes issued in exchange therefor.

“Initial Purchasers” means the initial purchasers party to a purchase agreement with the Issuer relating to the sale of the Initial Notes or Additional Notes by the Issuer.

“Issue Date” means the date on which the Original Notes are originally issued under the Indenture.

“Interest Payment Date” means each of (i) March 1 and September 1, commencing March 1, 2025, in the case of the 2027 Notes, (ii) April 1 and October 1, commencing April 1, 2025, in the case of the 2029 Notes, and (iii) April 1 and October 1, commencing April 1, 2025, in the case of the 2054 Notes.

“Notes” has the meaning assigned to such term in the Recitals of this Supplemental Indenture.

“Offshore Global Note” means a Global Note representing Notes issued and sold pursuant to Regulation S.

“Original Notes” means the Initial Notes and any Exchange Notes issued in exchange therefor.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Registration Rights Agreement” means any registration rights agreement between the Issuer and the Initial Purchasers in respect of the Initial Notes or any Additional Notes.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Certificate” means a certificate substantially in the form of Exhibit E hereto.

“Restricted Legend” means the legend set forth in Exhibit D hereto.

“Restricted Period” means the period beginning on the date hereof and ending 40 days thereafter.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Certificate” means (i) a certificate substantially in the form of Exhibit F hereto or (ii) a written certification addressed to the Issuer and the U.S. Trustee to the effect that the Person making such certification (x) is acquiring such Note (or beneficial interest) for its own account or one or more accounts with respect to which it exercises sole investment discretion and that it and each such account is a qualified institutional buyer within the meaning of Rule 144A, (y) is aware that the transfer to it or exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A and (z) acknowledges that it has received such information regarding the Issuer or the Guarantors, as applicable, as it has requested pursuant to Rule 144A(d)(4) or has determined not to request such information.

“Securities Act” means the Securities Act of 1933.

“U.S. Global Note” means a Global Note that bears the Restricted Legend representing Notes issued and sold pursuant to Rule 144A.

2. Certain Restrictions.

2.1 Restricted Legend. (a) Except as otherwise provided in paragraph (d), each Global Note representing Notes of any Series originally sold by the Initial Purchasers in accordance with Rule 144A will bear the Restricted Legend.

(b) Except as otherwise provided in paragraph (d), Section 2.2(b)(3), (b)(5) or (c) or Section 2.3(b)(4), each Certificated Note will bear the Restricted Legend.

(c) Each Global Note and each Certificated Note will bear the following legend:

“IN CANADA, UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DATE UPON WHICH THE ISSUER OF THIS SECURITY BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.”

(d) (1) If the Issuer determines (upon the advice of counsel and such other certifications and evidence as the Issuer may reasonably require) that a Note is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) without the need for current public information and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of the Note (or a beneficial interest therein) are effected in compliance with the Securities Act, or (2) after an Initial Note or any Initial Additional Note is (x) sold pursuant to an effective registration statement under the Securities Act, pursuant to the Registration Rights Agreement or otherwise, or (y) is validly tendered for exchange into an Exchange Note pursuant to an Exchange Offer, the Issuer may instruct the U.S. Trustee to cancel the Note and issue to the Holder thereof (or to its transferee) a new Note of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the U.S. Trustee will comply with such instruction.

(e) By its acceptance of any Note bearing the Restricted Legend (or any beneficial interest in such a Note), each Holder thereof and each owner of a beneficial interest therein acknowledges the restrictions on transfer of such Note (and any such beneficial interest) set forth in this Indenture and in the Restricted Legend and agrees that it will transfer such Note (and any such beneficial interest) only in accordance with the Indenture and such legend.

(f) By its acceptance of any Note (or any beneficial interest in such a Note), each Holder thereof and each owner of a beneficial interest therein acknowledges the restrictions on transfer of such Note (and any such beneficial interest) pursuant to applicable Canadian securities laws and agrees that it will transfer such Note (and any such beneficial interest) only in accordance with applicable Canadian securities laws.

2.2 Restrictions on Transfer and Exchange. (a) The transfer or exchange of any Note (or a beneficial interest therein) may only be made in accordance with this Section and Section 2.3 and, in the case of a Global Note (or a beneficial interest therein), the applicable rules and procedures of the Depositary. The U.S. Trustee shall refuse to register any requested transfer or exchange that does not comply with the preceding sentence.

(b) Subject to paragraph (c), the transfer or exchange of any Note (or a beneficial interest therein) of the type set forth in column A below for a Note (or a beneficial interest therein) of the type set forth opposite in column B below may only be made in compliance with the certification requirements (if any) described in the clause of this paragraph set forth opposite in column C below.

A	B	C

U.S. Global Note	U.S. Global Note	(1)

U.S. Global Note	Offshore Global Note	(2)

U.S. Global Note	Certificated Note	(3)

Offshore Global Note	U.S. Global Note	(4)

Offshore Global Note	Offshore Global Note	(1)

Offshore Global Note	Certificated Note	(5)

Certificated Note	U.S. Global Note	(4)

Certificated Note	Offshore Global Note	(2)

Certificated Note	Certificated Note	(3)

(1) No certification is required.

(2) The Person requesting the transfer or exchange must deliver or cause to be delivered to the U.S. Trustee a duly completed Regulation S Certificate; provided that if the requested transfer or exchange is made by the Holder of a Certificated Note that does not bear the Restricted Legend, then no certification is required.

(3) The Person requesting the transfer or exchange must deliver or cause to be delivered to the U.S. Trustee (x) a duly completed Rule 144A Certificate or (y) a duly completed Regulation S Certificate and/or an Opinion of Counsel and such other certifications and evidence as the Issuer may reasonably require in order to determine that the proposed transfer or exchange is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States; provided that if the requested transfer or exchange is made by the Holder of a Certificated Note that does not bear the Restricted Legend, then no certification is required. In the event that (i) the requested transfer or exchange takes place after the Restricted Period and a duly completed Regulation S Certificate is delivered to the U.S. Trustee or (ii) a Certificated Note that does not bear the Restricted Legend is surrendered for transfer or exchange, upon transfer or exchange the U.S. Trustee will deliver a Certificated Note that does not bear the Restricted Legend.

(4) The Person requesting the transfer or exchange must deliver or cause to be delivered to the U.S. Trustee a duly completed Rule 144A Certificate.

(5) If the requested transfer or exchange takes place during the Restricted Period, the person requesting the transfer or exchange must deliver or cause to be delivered to the U.S. Trustee a duly completed Rule 144A Certificate and/or an Opinion of Counsel and such other certifications and evidence as the Issuer may reasonably require in order to determine that the proposed transfer or exchange is being made in compliance with the Securities Act and any applicable securities laws of any state of the United States. If the requested transfer or exchange takes place after the Restricted Period, no certification is required and the U.S. Trustee will deliver a Certificated Note that does not bear the Restricted Legend.

(c) No certification is required in connection with any transfer or exchange of any Note (or a beneficial interest therein)

(1) after such Note is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) without the need for current public information, provided that the Issuer has provided the U.S. Trustee with an Officer’s Certificate to that effect, and the Issuer may require from any Person requesting a transfer or exchange in reliance upon this clause (1) an opinion of counsel and any other reasonable certifications and evidence in order to support such certificate; or

(2) (x) sold pursuant to an effective registration statement, pursuant to the Registration Rights Agreement or otherwise or (y) which is validly tendered for exchange into an Exchange Note pursuant to an Exchange Offer.

Any Certificated Note delivered in reliance upon this paragraph will not bear the Restricted Legend.

(d) The U.S. Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Note (or a beneficial interest therein), and the Issuer will have the right to inspect and make copies thereof at any reasonable time upon written notice to the U.S. Trustee.

2.3 Registration, Transfer and Exchange. (a) Registered Form Only. The Notes will be issued in registered form only.

(b) Global Notes. (1) Each Global Note will be registered in the name of the Depositary or its nominee and, so long as DTC is serving as the Depositary thereof, will bear the following legend:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

(2) Each Global Note will be delivered to the U.S. Trustee as custodian for the Depositary. Transfers of a Global Note (but not a beneficial interest therein) will be limited to transfers thereof in whole, but not in part, to the Depositary, its successors or their respective nominees, except (1) as set forth in Section 2.3(b)(4) and (2) transfers of portions thereof in the form of Certificated Notes may be made upon request of an Agent Member (for itself or on behalf of a beneficial owner) by written notice given to the U.S. Trustee or on behalf of the Depositary in accordance with customary procedures of the Depositary and in compliance with this Section and Section 2.2.

(3) Agent Members will have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary, and the Depositary may be treated by the Issuer, the Trustees and any agent of the Issuer or the Trustees as the absolute owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, the Depositary or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Note through an Agent Member) to take any action which a Holder is entitled to take under the Indenture or the Notes, and nothing herein will impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

(4) If (x) the Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for a Global Note and a successor depositary is not appointed by the Issuer within 90 days of the notice or (y) an Event of Default has occurred and is continuing and the U.S. Trustee has received a request from the Depositary, the U.S. Trustee will promptly exchange each beneficial interest in the Global Note for one or more Certificated Notes in authorized denominations having an equal aggregate principal amount registered in the name of the owner of such beneficial interest, as identified to the U.S. Trustee by the Depositary, and thereupon the Global Note will be deemed canceled. If such Note was an Offshore Global Note, then the Certificated Notes issued in exchange therefor will not bear the Restricted Legend.

(c) Certificated Notes. Each Certificated Note will be registered in the name of the Holder thereof or its nominee.

(d) Transfers and Exchanges Generally. A Holder may transfer a Note (or a beneficial interest therein) to another Person or exchange a Note (or a beneficial interest therein) for another Note or Notes of any authorized denomination by presenting to the U.S. Trustee a written request therefor stating the name of the proposed transferee or requesting such an exchange, accompanied by any certification, opinion or other document required by Section 2.2. The U.S. Trustee will promptly register any such transfer or exchange that meets the requirements of this Section by noting the same in the register maintained by the U.S. Trustee for the purpose; provided that (x) no transfer or exchange will be effective until the transfer or exchange is registered in such register and (y) the U.S. Trustee will not be required (i) to issue, register the transfer of or exchange any Note for a period of 15 days before a selection of Notes to be redeemed, (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except, in the case of a partial redemption, that portion of any Note not being redeemed, or (iii) if a redemption is to occur after a regular record date but on or before the corresponding Interest Payment Date, to register the transfer of or exchange any Note on or after the Regular Record Date and before the date of redemption. Prior to the registration of any transfer, the Issuer, the Trustees and their agents will treat the person in whose name the Note is registered as the owner and Holder thereof for all purposes (whether or not the Note is overdue), and will not be affected by notice to the contrary.

From time to time the Issuer will execute and the U.S. Trustee will authenticate additional Notes as necessary in order to permit the registration of a transfer or exchange in accordance with this Section.

No service charge will be imposed in connection with any transfer or exchange of any Note, but the Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than a transfer tax or other similar governmental charge payable upon exchange pursuant to paragraph (b)(4)).

(e) Procedures to Be Followed by the U.S. Trustee. (1) Global Note to Global Note. If a beneficial interest in a Global Note is transferred or exchanged for a beneficial interest in another Global Note, the U.S. Trustee will (x) record a decrease in the principal amount of the Global Note being transferred or exchanged equal to the principal amount of such transfer or exchange and (y) record a like increase in the principal amount of the other Global Note. Any beneficial interest in one Global Note that is transferred to a Person who takes delivery in the form of an interest in another Global Note, or exchanged for an interest in another Global Note, will, upon transfer or exchange, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer and exchange restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

(2) Global Note to Certificated Note. If a beneficial interest in a Global Note is transferred or exchanged for a Certificated Note, the U.S. Trustee will (x) record a decrease in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (y) deliver one or more new Certificated Notes in authorized denominations having an equal aggregate principal amount to the transferee (in the case of a transfer) or the owner of such beneficial interest (in the case of an exchange), registered in the name of such transferee or owner, as applicable.

(3) Certificated Note to Global Note. If a Certificated Note is transferred or exchanged for a beneficial interest in a Global Note, the U.S. Trustee will (x) cancel such Certificated Note, (y) record an increase in the principal amount of such Global Note equal to the principal amount of such transfer or exchange and (z) in the event that such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

(4) Certificated Note to Certificated Note. If a Certificated Note is transferred or exchanged for another Certificated Note, the U.S. Trustee will (x) cancel the Certificated Note being transferred or exchanged, (y) deliver one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the principal amount of such transfer or exchange to the transferee (in the case of a transfer) or the Holder of the canceled Certificated Note (in the case of an exchange), registered in the name of such transferee or Holder, as applicable, and (z) if such transfer or exchange involves less than the entire principal amount of the canceled Certificated Note, deliver to the Holder thereof one or more new Certificated Notes in authorized denominations having an aggregate principal amount equal to the untransferred or unexchanged portion of the canceled Certificated Note, registered in the name of the Holder thereof.

Exhibit A

FORM

OF

4.911% SENIOR NOTE DUE 2027

[FORM OF FACE OF NOTE]

IN CANADA, UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DATE UPON WHICH THE ISSUER OF THIS SECURITY BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT:

(A) SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY:

(i) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL AND OTHER CERTIFICATIONS AND DOCUMENTS IF THE ISSUER SO REQUESTS);

(ii) TO THE ISSUER; OR

(iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT

AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IN EACH CASE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THIS SECURITY BY THE HOLDER OR BY ANY INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL.

Ex-A-1

[THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

Ex-A-2

No. [•]	$[•]

CUSIP No. [83007C AA0] [U8300T AA1]

ISIN [US83007CAA09] [USU8300TAA17]

6297782 LLC

4.911% SENIOR NOTE DUE 2027

6297782 LLC, a limited liability company in existence under the laws of the State of Delaware (herein called the “Issuer,” which term includes any successor corporation or limited liability company under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [____________] or registered assigns, the principal sum of $[____________] on September 1, 2027 (the “Maturity Date”), and to pay interest on said principal sum semi-annually on March 1 and September 1, commencing March 1, 2025 (each, an “Interest Payment Date”) at the rate of 4.911% per annum. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the February 15 or August 15 (whether or not a Business Day) immediately preceding such Interest Payment Date, respectively. If the Issuer defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, interest on the defaulted interest at the same rate, to the Persons who are Holders on a subsequent special record date. The Issuer shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the U.S. Trustee and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Issuer may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Dollars as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the U.S. Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex-A-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

6297782 LLC

By:
Name: Lori M. Muratta
Title: Vice-President

Ex-A-4

U.S. TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as U.S. Trustee

By:
Authorized Signatory

Dated:

Ex-A-5

[FORM OF REVERSE OF NOTE]

6297782 LLC

4.911% SENIOR NOTE DUE 2027

This Note is one of a duly authorized issue of debentures, notes or other debt instruments of the Issuer (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 1, 2023 (the “Base Indenture”), as amended and supplemented by the Second Supplemental Indenture dated as of August 14, 2024 (the “Second Supplemental Indenture”) and the Third Supplemental Indenture dated as of August 28, 2024 (the “Third Supplemental Indenture,” and, together with the Second Supplemental Indenture, the “Supplemental Indentures”; the Base Indenture, as amended and supplemented by the Supplemental Indentures, the “Indenture”), among the Issuer, 15142083 Canada Ltd., South Bow Canadian Infrastructure Holdings Ltd., BNY Trust Company of Canada, a trust company existing under the laws of Canada, as the Canadian trustee (the “Canadian Trustee”), The Bank of New York Mellon, a New York banking corporation, as the United States trustee (the “U.S. Trustee”) (the Canadian Trustee and the U.S. Trustee are each also individually referred to herein as a “Trustee” and collectively, as the “Trustees”, which terms include any successor Trustee under the Indenture) and, solely for purposes of Sections 2.02, 4.02, 7.01 and 7.03 of the Third Supplemental Indenture, TransCanada PipeLines Limited, to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Guarantors, the Trustees, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Issuer designated as set forth on the face hereof (herein called the “Notes”), issued initially in an aggregate principal amount of $700,000,000.

Interest on the Notes will be payable semi-annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made. Interest on the Notes will be compounded and paid on the basis of a 360-day year of twelve 30-day months.

The Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, prior to August 1, 2027 (one month prior to the maturity date of the Notes) (the “Par Call Date”), at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the Redemption Date, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

Ex-A-6

If, at the time of a Special Mandatory Redemption Event, the Completion of the Transaction Condition has not been satisfied, then the Issuer will redeem the aggregate principal amount of the Notes outstanding on the Special Mandatory Redemption Date at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantors and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Issuer, the Guarantors and the Trustees with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Issuer or the Guarantors with certain provisions of the Indenture, the Securities or the Guarantee, as applicable, with respect to such Series. Once effective, any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

The indebtedness evidenced by this Note, and by all other Notes of this Series now or hereafter certified and delivered under the Indenture, is a direct senior unsecured obligation of the Issuer.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Security register, upon surrender of this Note for registration of transfer at the office or agency of the Issuer duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Guarantors duly executed, by the Holder hereof or its attorney duly authorized in writing, and thereupon the Issuer shall execute, and the U.S. Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture. The Guarantors shall cause to be endorsed on any such new Note a Guarantee executed by the Guarantors.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this Note at the office or agency of the Issuer.

No service charge shall be made for any such registration or transfer or exchange, but the Issuer, the Guarantors or the U.S. Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

Ex-A-7

Prior to the presentment of this Note for registration of transfer, the Issuer, the Guarantors, the Trustees and any agent of the Issuer, the Guarantors or the Trustees may deem and treat the Person in whose name this Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and none of the Issuer, the Guarantors, the Trustees, nor any agent of the Issuer, the Guarantors or the Trustees shall be affected by notice to the contrary.

The Issuer may, without the consent of the existing holders of the Notes, issue additional Notes of this Series having the same terms (except the issue date, the date from which interest accrues and, in some cases, the first interest payment date) so that existing Notes and additional Notes form the same series under the Indenture, provided, however, that if any such additional Notes are not fungible with the existing Notes for U.S. federal income tax purposes, such additional Notes will have a separate CUSIP number.

This Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex-A-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________ attorney to transfer such Note on the books of the Issuer, with full power of substitution in the premises.

Dated: _______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Ex-A-9

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES BEARING A RESTRICTED LEGEND]

In connection with any transfer of this Note occurring prior to ____________________, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

Check One

☐ (1) This Note is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of Exhibit F to the Indenture is being furnished herewith.

☐ (2) This Note is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit E to the Indenture is being furnished herewith.

or

☐ (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the U.S. Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date: _________________

Seller

By:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

By:
To be executed by an executive officer

Ex-A-10

SCHEDULE OF EXCHANGES OF NOTES

The following increases or decreases of this Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of U.S. Trustee

Ex-A-11

Exhibit B

FORM

OF

5.026% SENIOR NOTE DUE 2029

[FORM OF FACE OF NOTE]

IN CANADA, UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DATE UPON WHICH THE ISSUER OF THIS SECURITY BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT:

(A) SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY:

(i) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL AND OTHER CERTIFICATIONS AND DOCUMENTS IF THE ISSUER SO REQUESTS);

(ii) TO THE ISSUER; OR

(iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT

AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IN EACH CASE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THIS SECURITY BY THE HOLDER OR BY ANY INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL.

Ex-B-1

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

Ex-B-2

No. [•]	$[•]

CUSIP No. [83007C AC6] [U8300T AB9]

ISIN [US83007CAC64] [USU8300TAB99]

6297782 LLC

5.026% SENIOR NOTE DUE 2029

6297782 LLC, a limited liability company in existence under the laws of the State of Delaware (herein called the “Issuer,” which term includes any successor corporation or limited liability company under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [____________] or registered assigns, the principal sum of $[____________] on October 1, 2029 (the “Maturity Date”), and to pay interest on said principal sum semi-annually on April 1 and October 1, commencing April 1, 2025 (each, an “Interest Payment Date”) at the rate of 5.026% per annum. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the March 15 or September 15 (whether or not a Business Day) immediately preceding such Interest Payment Date, respectively. If the Issuer defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, interest on the defaulted interest at the same rate, to the Persons who are Holders on a subsequent special record date. The Issuer shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the U.S. Trustee and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Issuer may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Dollars as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the U.S. Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex-B-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

6297782 LLC

By:
Name: Lori M. Muratta
Title: Vice-President

Ex-B-4

U.S. TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as U.S. Trustee

By:
Authorized Signatory

Dated:

Ex-B-5

[FORM OF REVERSE OF NOTE]

6297782 LLC

5.026% SENIOR NOTE DUE 2029

This Note is one of a duly authorized issue of debentures, notes or other debt instruments of the Issuer (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 1, 2023 (the “Base Indenture”), as amended and supplemented by the Second Supplemental Indenture dated as of August 14, 2024 (the “Second Supplemental Indenture”) and the Third Supplemental Indenture dated as of August 28, 2024 (the “Third Supplemental Indenture,” and, together with the Second Supplemental Indenture, the “Supplemental Indentures”; the Base Indenture, as amended and supplemented by the Supplemental Indentures, the “Indenture”), among the Issuer, 15142083 Canada Ltd., South Bow Canadian Infrastructure Holdings Ltd., BNY Trust Company of Canada, a trust company existing under the laws of Canada, as the Canadian trustee (the “Canadian Trustee”), The Bank of New York Mellon, a New York banking corporation, as the United States trustee (the “U.S. Trustee”) (the Canadian Trustee and the U.S. Trustee are each also individually referred to herein as a “Trustee” and collectively, as the “Trustees”, which terms include any successor Trustee under the Indenture) and, solely for purposes of Sections 2.02, 4.02, 7.01 and 7.03 of the Third Supplemental Indenture, TransCanada PipeLines Limited, to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Guarantors, the Trustees, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Issuer designated as set forth on the face hereof (herein called the “Notes”), issued initially in an aggregate principal amount of $1,000,000,000.

Interest on the Notes will be payable semi-annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made. Interest on the Notes will be compounded and paid on the basis of a 360-day year of twelve 30-day months.

The Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, prior to September 1, 2029 (one month prior to the maturity date of the Notes) (the “Par Call Date”), at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the Redemption Date, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

Ex-B-6

If, at the time of a Special Mandatory Redemption Event, the Completion of the Transaction Condition has not been satisfied, then the Issuer will redeem the aggregate principal amount of the Notes outstanding on the Special Mandatory Redemption Date at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantors and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Issuer, the Guarantors and the Trustees with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Issuer or the Guarantors with certain provisions of the Indenture, the Securities or the Guarantee, as applicable, with respect to such Series. Once effective, any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

The indebtedness evidenced by this Note, and by all other Notes of this Series now or hereafter certified and delivered under the Indenture, is a direct senior unsecured obligation of the Issuer.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Security register, upon surrender of this Note for registration of transfer at the office or agency of the Issuer duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Guarantors duly executed, by the Holder hereof or its attorney duly authorized in writing, and thereupon the Issuer shall execute, and the U.S. Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture. The Guarantors shall cause to be endorsed on any such new Note a Guarantee executed by the Guarantors.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this Note at the office or agency of the Issuer.

No service charge shall be made for any such registration or transfer or exchange, but the Issuer, the Guarantors or the U.S. Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

Ex-B-7

Prior to the presentment of this Note for registration of transfer, the Issuer, the Guarantors, the Trustees and any agent of the Issuer, the Guarantors or the Trustees may deem and treat the Person in whose name this Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and none of the Issuer, the Guarantors, the Trustees, nor any agent of the Issuer, the Guarantors or the Trustees shall be affected by notice to the contrary.

The Issuer may, without the consent of the existing holders of the Notes, issue additional Notes of this Series having the same terms (except the issue date, the date from which interest accrues and, in some cases, the first interest payment date) so that existing Notes and additional Notes form the same series under the Indenture, provided, however, that if any such additional Notes are not fungible with the existing Notes for U.S. federal income tax purposes, such additional Notes will have a separate CUSIP number.

This Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex-B-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________ attorney to transfer such Note on the books of the Issuer, with full power of substitution in the premises.

Dated: _______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Ex-B-9

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES BEARING A RESTRICTED LEGEND]

In connection with any transfer of this Note occurring prior to ____________________, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

Check One

☐ (1) This Note is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of Exhibit F to the Indenture is being furnished herewith.

☐ (2) This Note is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit E to the Indenture is being furnished herewith.

or

☐ (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the U.S. Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date: _________________

Seller

By:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:

By:
To be executed by an executive officer

Ex-B-10

SCHEDULE OF EXCHANGES OF NOTES

The following increases or decreases of this Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of U.S. Trustee

Ex-B-11

Exhibit C

FORM

OF

6.176% SENIOR NOTE DUE 2054

[FORM OF FACE OF NOTE]

IN CANADA, UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DATE UPON WHICH THE ISSUER OF THIS SECURITY BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT:

(A) SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY:

(i) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL AND OTHER CERTIFICATIONS AND DOCUMENTS IF THE ISSUER SO REQUESTS);

(ii) TO THE ISSUER; OR

(iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT

AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IN EACH CASE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THIS SECURITY BY THE HOLDER OR BY ANY INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL.

Ex-C-1

THIS SECURITY IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

Ex-C-2

No. [•]	$[•]

CUSIP No. [83007C AG7] [U8300T AD5]

ISIN [US83007CAG78] [USU8300TAD55]

6297782 LLC

6.176% SENIOR NOTE DUE 2054

6297782 LLC, a limited liability company in existence under the laws of the State of Delaware (herein called the “Issuer,” which term includes any successor corporation or limited liability company under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [____________] or registered assigns, the principal sum of $[____________] on October 1, 2054 (the “Maturity Date”), and to pay interest on said principal sum semi-annually on April 1 and October 1, commencing April 1, 2025 (each, an “Interest Payment Date”) at the rate of 6.176% per annum. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such Interest Payment Date, which shall be the March 15 or September 15 (whether or not a Business Day) immediately preceding such Interest Payment Date, respectively If the Issuer defaults in a payment of any such interest, it shall pay the defaulted interest, plus, to the extent permitted by law, interest on the defaulted interest at the same rate, to the Persons who are Holders on a subsequent special record date. The Issuer shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the U.S. Trustee and shall promptly mail or cause to be mailed or deliver by electronic transmission to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Issuer may pay defaulted interest in any lawful manner.

Payment of the principal of and interest on this Note will be made at the Place of Payment in Dollars as more fully provided in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the U.S. Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Ex-C-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

6297782 LLC

By:
Name: Lori M. Muratta
Title: Vice-President

Ex-C-4

U.S. TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as U.S. Trustee

By:
Authorized Signatory

Dated:

Ex-C-5

[FORM OF REVERSE OF NOTE]

6297782 LLC

6.176% SENIOR NOTE DUE 2054

This Note is one of a duly authorized issue of debentures, notes or other debt instruments of the Issuer (herein called the “Securities”), issued and to be issued in one or more Series under an Indenture dated as of August 1, 2023 (the “Base Indenture”), as amended and supplemented by the Second Supplemental Indenture dated as of August 14, 2024 (the “Second Supplemental Indenture”) and the Third Supplemental Indenture dated as of August 28, 2024 (the “Third Supplemental Indenture,” and, together with the Second Supplemental Indenture, the “Supplemental Indentures”; the Base Indenture, as amended and supplemented by the Supplemental Indentures, the “Indenture”), among the Issuer, 15142083 Canada Ltd., South Bow Canadian Infrastructure Holdings Ltd., BNY Trust Company of Canada, a trust company existing under the laws of Canada, as the Canadian trustee (the “Canadian Trustee”), The Bank of New York Mellon, a New York banking corporation, as the United States trustee (the “U.S. Trustee”) (the Canadian Trustee and the U.S. Trustee are each also individually referred to herein as a “Trustee” and collectively, as the “Trustees”, which terms include any successor Trustee under the Indenture) and, solely for purposes of Sections 2.02, 4.02, 7.01 and 7.03 of the Third Supplemental Indenture, TransCanada PipeLines Limited, to which Indenture and any other supplemental indenture thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Guarantors the Trustees, and the Holders of the Securities, the terms upon which the Securities are, and are to be, authenticated and delivered, and the definition of capitalized terms used herein and not otherwise defined herein. The Securities may be issued in one or more Series, which different Series may be issued in various aggregate principal amounts, may be denominated in different currencies, may mature at different times, may bear interest (if any) at different rates (which rates may be fixed or variable), may be subject to different redemption provisions (if any), may be subject to different sinking, purchase, or analogous funds (if any), may be subject to different covenants and Events of Default, and may otherwise vary as provided in the Indenture. This Note is one of a Series of Securities of the Issuer designated as set forth on the face hereof (herein called the “Notes”), issued initially in an aggregate principal amount of $700,000,000.

Interest on the Notes will be payable semi-annually in arrears on each Interest Payment Date. If any Interest Payment Date, the Maturity Date or any earlier repayment date falls on a day that is not a Business Day, then payment of interest and/or principal that would otherwise be payable on such date will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from such Interest Payment Date, Maturity Date or earlier repayment date, as the case may be, to the date payment is made. Interest on the Notes will be compounded and paid on the basis of a 360-day year of twelve 30-day months.

The Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, prior to April 1, 2054 (six months prior to the maturity date of the Notes) (the “Par Call Date”), at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 basis points less (b) interest accrued to the Redemption Date, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

Ex-C-6

If, at the time of a Special Mandatory Redemption Event, the Completion of the Transaction Condition has not been satisfied, then the Issuer will redeem the aggregate principal amount of the Notes outstanding on the Special Mandatory Redemption Date at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantors and the rights of the Holders of the Securities of each Series under the Indenture at any time by the Issuer, the Guarantors and the Trustees with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of each Series to be affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of at least a majority in principal amount of the outstanding Securities of each Series to be affected by such waiver, on behalf of the Holders of Securities of such Series, to waive compliance by the Issuer or the Guarantors with certain provisions of the Indenture, the Securities or the Guarantee, as applicable, with respect to such Series. Once effective, any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Securities with respect to the Indenture or for any remedy under the Indenture.

If an Event of Default with respect to the Notes occurs and is continuing, the principal amount hereof may become immediately due and payable in the manner and with the effect provided in the Indenture.

The indebtedness evidenced by this Note, and by all other Notes of this Series now or hereafter certified and delivered under the Indenture, is a direct senior unsecured obligation of the Issuer.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Security register, upon surrender of this Note for registration of transfer at the office or agency of the Issuer duly endorsed, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Guarantors duly executed, by the Holder hereof or its attorney duly authorized in writing, and thereupon the Issuer shall execute, and the U.S. Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same Series of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by the Indenture. The Guarantors shall cause to be endorsed on any such new Note a Guarantee executed by the Guarantors.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Note may be exchanged for other Securities of the same Series of any authorized denominations and of a like aggregate principal amount, upon surrender of this Note at the office or agency of the Issuer.

No service charge shall be made for any such registration or transfer or exchange, but the Issuer, the Guarantors or the U.S. Trustee may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection therewith.

Ex-C-7

Prior to the presentment of this Note for registration of transfer, the Issuer, the Guarantors, the Trustees and any agent of the Issuer, the Guarantors or the Trustees may deem and treat the Person in whose name this Note is registered on the Security register as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and none of the Issuer, the Guarantors, the Trustees, nor any agent of the Issuer, the Guarantors or the Trustees shall be affected by notice to the contrary.

The Issuer may, without the consent of the existing holders of the Notes, issue additional Notes of this Series having the same terms (except the issue date, the date from which interest accrues and, in some cases, the first interest payment date) so that existing Notes and additional Notes form the same series under the Indenture, provided, however, that if any such additional Notes are not fungible with the existing Notes for U.S. federal income tax purposes, such additional Notes will have a separate CUSIP number.

This Note shall be governed by and interpreted in accordance with the laws of the State of New York.

All terms used in this Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

Ex-C-8

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________ attorney to transfer such Note on the books of the Issuer, with full power of substitution in the premises.

Dated: _______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

Ex-C-9

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES BEARING A RESTRICTED LEGEND]

In connection with any transfer of this Note occurring prior to ____________________, the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising and further as follows:

Check One

☐ (1) This Note is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended and certification in the form of Exhibit F to the Indenture is being furnished herewith.

☐ (2) This Note is being transferred to a Non-U.S. Person in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit E to the Indenture is being furnished herewith.

or

☐ (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the U.S. Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Date: _________________

Seller

By:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:6

By:
To be executed by an executive officer

[6]

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Securities Transfer Association Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Ex-C-10

SCHEDULE OF EXCHANGES OF NOTES

The following increases or decreases of this Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of U.S. Trustee

Ex-C-11

Exhibit D

[Restricted Securities Legend]

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT:

(A) SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY:

(i) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL AND OTHER CERTIFICATIONS AND DOCUMENTS IF THE ISSUER SO REQUESTS);

(ii) TO THE ISSUER; OR

(iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT

AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND IN EACH CASE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THIS SECURITY BY THE HOLDER OR BY ANY INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL.

Ex-D-1

Exhibit E

Regulation S Certificate

To:	The Bank of New York Mellon, as the United States Trustee, and BNY Trust Company of Canada, as the Canadian Trustee (each, a “Trustee” and collectively, the “Trustees”)

[•]

Attention: [•]

Re:

[4.911% Notes due 2027] [5.026% Notes due 2029] [6.176% Notes due 2054] (the “Notes”) issued under the Indenture, dated as of August 1, 2023, between 6297782 LLC (the “Issuer”), 15142083 Canada Ltd., South Bow Canadian Infrastructure Holdings Ltd. and the Trustees, as amended and supplemented by the Second Supplemental Indenture thereto dated as of August 14, 2024 and the Third Supplemental Indenture thereto dated as of August 28, 2024 (together, the “Indenture”)

Ladies and Gentlemen:

Terms are used in this Certificate as used in Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), except as otherwise stated herein.

[CHECK A OR B AS APPLICABLE.]

☐ A. This Certificate relates to our proposed transfer of $____ principal amount of Notes issued under the Indenture. We hereby certify as follows:

1.

The offer and sale of the Notes was not and will not be made to a person in the United States (unless such person is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

2.

Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

3.	Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Notes.

4.	The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

5.

If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Notes, and the proposed transfer takes place during the Restricted Period (as defined in the Indenture), or we are an officer or director of the Issuer or an Initial Purchaser (as defined in the Indenture), we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

Ex-E-1

☐ B. This Certificate relates to our proposed exchange of $____ principal amount of Notes issued under the Indenture for an equal principal amount of Notes to be held by us. We hereby certify as follows:

1.

At the time the offer and sale of the Notes was made to us, either (i) we were not in the United States or (ii) we were excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3); and we were not a member of an identifiable group of U.S. citizens abroad.

2. Unless the circumstances described in paragraph 1(ii) above are applicable, either (a) at the time our buy order was originated, we were outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.

3. The proposed exchange of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

You and the Issuer are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF SELLER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]

By:
Name:
Title:
Address:

Date:________________

Ex-E-2

Exhibit F

Rule 144A Certificate

To:	The Bank of New York Mellon, as the United States Trustee, and BNY Trust Company of Canada, as the Canadian Trustee (each, a “Trustee” and collectively, the “Trustees”)

[•]

Attention: [•]

Re:

[4.911% Notes due 2027] [5.026% Notes due 2029] [6.176% Notes due 2054] (the “Notes”) issued under the Indenture, dated as of August 1, 2023, between 6297782 LLC (the “Issuer”), 15142083 Canada Ltd., South Bow Canadian Infrastructure Holdings Ltd. and the Trustees, as amended and supplemented by the Second Supplemental Indenture thereto dated as of August 14, 2024 and the Third Supplemental Indenture thereto dated as of August 28, 2024 (together, the “Indenture”)

Ladies and Gentlemen:

This Certificate relates to:

[CHECK A OR B AS APPLICABLE.]

☐ A. Our proposed purchase of $____ principal amount of Notes issued under the Indenture.

☐ B. Our proposed exchange of $____ principal amount of Notes issued under the Indenture for an equal principal amount of Notes to be held by us.

We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of __________, 20__, which is a date on or since close of our most recent fiscal year. We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”). If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Notes to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have received such information regarding the Issuer as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

You and the Issuer are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF PURCHASER (FOR TRANSFERS) OR OWNER (FOR EXCHANGES)]

By:
Name:
Title:
Address:

Date:________________

Ex-F-1

Exhibit G

[Form of Notation of Guarantee]

NOTATION OF GUARANTEE OF [15142083 CANADA LTD.][SOUTH BOW CANADIAN INFRASTRUCTURE HOLDINGS LTD.]

[_____________], 20[__]

For value received, the undersigned, [15142083 Canada Ltd.][South Bow Canadian Infrastructure Holdings Ltd.], a corporation in existence under the laws of Canada (the [“Holdco Guarantor”][“Guarantor Party”] which term includes any successor person under the indenture referred to herein), has irrevocably and unconditionally guaranteed, on a senior unsecured basis, the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the principal of, premium, if any, and interest on and any Additional Amounts with respect to the Notes according to the terms of the Notes.

IN WITNESS WHEREOF, the [Holdco Guarantor] [Guarantor Party] has caused this Notation of Guarantee to be duly executed as of the date first above written.

[15142083 CANADA LTD.][SOUTH BOW CANADIAN INFRASTRUCTURE HOLDINGS LTD.]

By:
Name:
Title:

Ex-G-1